UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K
                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) May 24, 2001

                         MASSACHUSETTS FINCORP, INC.
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           (Exact name of registrant as specified in its charter)

            Delaware                    0-24791             04-3431804
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(State or other Jurisdiction of       (Commission          (IRS Employer
 incorporation or organization)       File Number)      Identification No.)

                70 Quincy Avenue, Quincy, Massachusetts 02169
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                  (Address of principal executive offices)

                               (617) 769-1100
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            (Registrant's telephone number, including area code)

                               Not applicable
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       (Former name or former address, if changed since last report.)


Item 5.  Other Events.

      On May 24, 2001, Massachusetts Fincorp, Inc. (the "Company") issued a press release announcing the annual meeting shareholder vote results.

      A press release announcing these results is attached as Exhibit 99.1.

Item 7.  Financial Statements and Other Exhibits.

      Exhibit 99.1  Press Release dated May 24, 2001.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 24, 2001                  By:   /s/ Paul C. Green
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                                             Paul C. Green
                                             President and CEO